 Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of New Oriental Energy & Chemical Corp. (the "Company") on Form 10-QSB for the three and nine month periods ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-QSB"), I, Chen Si Qiang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

(1)  The Form 10-QSB complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 14, 2007

/s/ Chen Si Qiang
Chen Si Qiang, Chief Executive Officer